Exhibit 10.3

[Insert Dealer Name]
[Insert Dealer Address]

DATE: TO: ATTENTION: TELEPHONE: FACSIMILE:	April 24, 2020 Inphi Corporation 2953 Bunker Hill Lane, Suite 300 Santa Clara, California 95054 Chief Financial Officer (408) 217-7308 (408) 217-7351

FROM: TELEPHONE: SUBJECT:	[Insert Dealer Name] [_______] Amendment

The parties have previously entered into a letter agreement (the “Base Confirmation”) dated as of December 2, 2015 and an additional letter agreement (the “Additional Confirmation” and, together with the Base Confirmation, the “Confirmations” and each a “Confirmation”) dated as of December 4, 2015, the purpose of each of which was to confirm the terms and conditions of the capped call option transactions entered into between [Insert Dealer Name] (“Dealer”) and Inphi Corporation (“Counterparty”). The parties have now agreed to amend each Confirmation by the terms of this Amendment (this “Amendment”).

1.	Amendments. Each Confirmation is hereby amended as follows:

(a)	by inserting the following new language at the end of the first paragraph opposite the caption, “Automatic Exercise”:

“In addition, all outstanding Options not deemed automatically exercised pursuant to the immediately preceding sentence (“Remaining Options”) shall be deemed to be automatically exercised at the Expiration Time on the Expiration Date”;

(b)

by inserting immediately following the phrase, “in order to exercise any Options”, opposite the caption, “Notice of Exercise”, the following new language: “(except with respect to any Remaining Options)”;

(c)	by inserting immediately prior to the period at the end of the sentence appearing opposite the caption, “Settlement Method”, the following new language:

“provided further that, with respect to any Remaining Options, Counterparty may elect that Cash Settlement shall apply by providing Dealer with written notice of such election on or prior to 5:00 p.m. (New York City time) on the Scheduled Valid Day immediately preceding the first day of the Settlement Averaging Period for such Options”;

(d)	by deleting all the language appearing opposite the caption, “Net Share Settlement”, from “; provided” through the end of the sentence;

(e)	by deleting all the language in clause (ii) appearing opposite the caption, “Combination Settlement”, from “; provided” through the end of the sentence;

(f)	by deleting the captions, “Applicable Limit” and “Applicable Limit Price”, and all language appearing opposite those captions; and

(g)	by replacing clause (B) in the second sentence of Section 9(e)(ii) to read in its entirety as follows:

“(B) the Option Equity Percentage exceeds 14.5% or”.

2.	Representations

Each party represents to the other party in respect of each Confirmation, as amended pursuant to this Amendment, that all representations made by it under such Confirmation, are true and accurate as of the date of this Amendment.

3.	Miscellaneous

(a)	Entire Agreement; Restatement.

(i)

This Amendment constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings (except as otherwise provided herein) with respect thereto.

(ii)

Except for any amendment to the Confirmation made pursuant to this Amendment, all terms and conditions of the Confirmation will continue in full force and effect in accordance with its provisions on the date of this Amendment. References to the Confirmation will be to the Confirmation, as amended by this Amendment.

(b)	Amendments. No amendment, modification or waiver in respect of the matters contemplated by this Amendment will be effective unless made in accordance with the terms of the Confirmation.

(c)	Counterparts. This Amendment may be executed and delivered in counterparts (including by facsimile transmission or by e-mail), each of which will be deemed an original.

(d)	Headings. The headings used in this Amendment are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Amendment.

(e)	Governing Law. This Amendment will be governed by and construed in accordance with the laws of the State of New York as the governing law (without reference to choice of law doctrine).

[Signature Pages Follow]

Very truly yours, [_________] By: Name: Title:

[Signature Page to Capped Call Amendment]

Accepted and confirmed:

INPHI CORPORATION

By:
Authorized Signatory
Name:

[Signature Page to Capped Call Amendment]